CERTIFICATE

         I, Peter L. McCorkell, the duly elected and acting Secretary of Fair, Isaac and Company, Incorporated, a Delaware corporation ("the Company"), do hereby certify that the following resolutions are true and correct copies of resolutions which were duly adopted by the Board of Directors of the Company at a meeting held on September 29, 1998:

         RESOLVED, for fiscal 1999, the revenue and profit factors for the Company's Officers' Incentive Plan, the Exempt Employees' Bonus Plan and other plans using said factors shall be as follows:

         []       Incentive Plan Profit Margin results:

         o        9% margin                minimum tolerable (P = -0.5)
         o        14% margin               acceptable ("on target"; P = 0.0)
         o        19% margin               excellent (P = 0.5)
         o        24% margin               outstanding (P = 1.0)

         []       Incentive Plan Revenue Growth results:

         o        9% growth               minimum tolerable (P = -0.5)
         o        17% growth              acceptable ("on target"; P = 0.0)
         o        25% growth              excellent (P = 0.5)
         o        33% growth              outstanding (P = 1.0)

         The multiplier formula shall remain:

             Multiplier = 1 + 1.5 x P + 0.5 x R

I further certify that the foregoing resolutions have not been rescinded, modified or amended since their adoption and are currently in full force and effect.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed the seal of the Company this 16th day of December, 1998.


                                        ________________________________________
                                                 Peter L. McCorkell
                                                 Secretary

                                       1

                                                                    Exhibit 10.1